UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2021

MOTION ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39618	85-2515483
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

c/o Graubard Miller

The Chrysler Business

405 Lexington Avenue

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable warrant	MOTNU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MOTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	MOTNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On March 8, 2021, Motion Acquisition Corp., a Delaware corporation (“Parent”), entered into a Merger Agreement (“Merger Agreement”) by and among Parent, Motion Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Ambulnz, Inc. (dba DocGo), a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, the parties will enter into a business combination transaction by which Merger Sub will merge with and into the Company (“Merger”), with the Company being the surviving entity of the Merger and becoming a wholly-owned subsidiary of Parent. Concurrently with the consummation of the Merger, (i) each option and warrant of the Company that is outstanding and unexercised (“Convertible Securities”) immediately prior to the effective time of the Merger (“Effective Time”) will be assumed by Parent and will represent the right to acquire an adjusted number of shares of Parent Common Stock at an adjusted exercise price, and (ii) the outstanding shares of preferred stock of the Company issued and outstanding immediately prior to the Effective Time will be converted into shares of Class A common stock of the Company, in each case, pursuant to the terms of the Merger Agreement.

The Merger is expected to be consummated in the second quarter of 2021, following the receipt of required approval by the stockholders of Parent and the Company, required regulatory approvals, and the fulfilment of other conditions.

The following summary of the Merger Agreement is qualified in its entirety by the text of the Merger Agreement. The Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference.

Consideration

Upon consummation of the Merger and following the conversion of preferred stock of the Company, each outstanding share of Class A common stock and Class B common stock of the Company will be exchanged for a pro rata portion of an aggregate of 83,600,000 shares (“Closing Shares”) of Class A common stock, par value $0.0001 per share, of Parent (“Parent Common Stock”), less the number of Closing Shares reserved for issuance by Parent that will be underlying the Convertible Securities.

As part of the aggregate consideration payable to the Company’s securityholders pursuant to the Merger Agreement, holders of the Company’s Class A common stock and Class B common stock (including those holders of converted preferred stock of the Company) will also have the right to receive their pro rata portion of up to an aggregate of 5,000,000 shares of Parent Common Stock (“Contingent Shares”) if the following stock price conditions are met: (i) 1,250,000 Contingent Shares if the closing price of the Parent Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and by the first anniversary of the closing date; (ii) 1,250,000 Contingent Shares if the closing price of the Parent Common Stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and by the third anniversary of the closing date; (iii) 1,250,000 Contingent Shares if the closing price of the Parent Common Stock equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and by the third anniversary of the closing date; and (iv) 1,250,000 Contingent Shares if the closing price of the Parent Common Stock equals or exceeds $21.00 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and by the fifth anniversary of the closing date.

Sponsor Escrow Agreement

Pursuant to the Merger Agreement, Motion Acquisition LLC (“Sponsor”) will enter into an escrow agreement (“Sponsor Escrow Agreement”) with Parent and Continental Stock Transfer & Trust Company, as escrow agent, in a form and on terms and conditions reasonably acceptable to the Company, providing that, immediately following the Effective Time, the Sponsor shall deposit an aggregate of 575,000 shares of Parent Common Stock (“Sponsor Earnout Shares”) into escrow. The Sponsor Escrow Agreement will provide that such Sponsor Earnout Shares will either be released to the Sponsor or terminated and canceled by Parent if certain stock price conditions are met or not, as follows: (i) with respect to 287,500 Sponsor Earnout Shares, the closing price of the Parent Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and by the third anniversary of the closing date, and (ii) with respect to the remaining 287,500 Sponsor Earnout Shares, the closing price of the Parent Common Stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the closing date and by the fifth anniversary of the closing date.

Governance

After the consummation of the Merger, the current officers of the Company will become the officers of Parent and will remain officers of the Company. The size of the board of directors of Parent will be increased to seven and Stan Vashovsky will be appointed as Chairman of the Board. The Company will have the right to designate four directors and Parent will have the right to designate two directors.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company relating, among other things, to proper organization and qualification; subsidiaries; the authorization, performance and enforceability against the Company of the Merger Agreement; absence of conflicts; compliance with laws; capitalization; financial statements and absence of undisclosed liabilities; absence of certain changes or events; assets, real property, and intellectual property; permits; tax matters; benefit plans; labor matters; environmental matters; the Company’s material contracts; the Company’s major customers and suppliers; transactions with affiliates; litigation; insurance; brokers’ fees; anti-corruption matters; board and stockholder approval; healthcare regulatory compliance; and food and drug administration matters.

The Merger Agreement contains representations and warranties of each of Parent and Merger Sub relating, among other things, to proper organization and qualification; subsidiaries; the authorization, performance and enforceability against Parent and Merger Sub of the Merger Agreement; absence of conflicts; compliance with laws; capitalization; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes or events; Parent’s trust account; assets and real property; intellectual property matters; tax matters; benefit plans and labor matters; Parent’s material contracts; transactions with affiliates; litigation; the listing of Parent’s securities on the Nasdaq Capital Market (“Nasdaq”); brokers’ fees; restrictions on business activities; and board approval.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger.

Conditions to Closing

General Conditions

Consummation of the Merger is conditioned on approval by Parent’s stockholders. In addition, the consummation of the Merger is conditioned upon, among other things:

●	no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Merger;

●	the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC which remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

●	approval of the Merger by the Company’s stockholders;

●	Parent having at least $5,000,001 of net tangible assets remaining immediately prior to or upon consummation of the Merger, as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (“Exchange Act”);

●	all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired and no governmental entity shall have enacted, issued, promulgated, enforced, or entered any statute, rule, regulation, executive order, decree, injunction, or other order which has the effect of making the Merger illegal, prohibiting the consummation thereof, causing any of the transactions consummated by the Merger Agreement to be rescinded, or affecting materially and adversely the right of Parent to own, operate, or control a material portion of the assets of the Company and its subsidiaries, taken as a whole, following the Mergers; and

●	the Company having obtained all necessary approvals of the New York Department of Health with respect to the Merger and other transactions contemplated by the Merger Agreement.

The Company’s Conditions to Closing

The obligations of the Company to consummate the Merger are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of Parent and Merger Sub;

●	performance of the covenants of Parent and Merger Sub required by the Merger Agreement to be performed on or prior to the closing;

●	the Company having received good standing certificates of each of Parent and Merger Sub from its jurisdiction of incorporation;

●	no material adverse effect with respect to Parent shall have occurred between the date of the Merger Agreement and the closing of the Merger;

●	the aggregate amount remaining in Parent’s trust account after taking into account redemptions by Parent’s public stockholders and other permitted disbursements, unpaid transaction expenses of the Company and Parent, and the proceeds of the PIPE (defined below), shall equal or exceed $175,000,000 (“Minimum Cash Condition”); and

●	the Parent Common Stock shall have been approved for listing on Nasdaq, subject to round lot holder requirements.

Parent’s and Merger Sub’s Conditions to Closing

The obligations of Parent and Merger Sub to consummate the Merger are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of the Company;

●	performance of the covenants of the Company required by the Merger Agreement to be performed on or prior to the closing;

●	Parent having received good standing certificates of each of the Company and Ambulnz Holdings LLC from its jurisdiction of incorporation or formation; and

●	no material adverse effect with respect to the Company shall have occurred between the date of the Merger Agreement and the closing of the Merger.

Waivers

Either Parent or the Company may waive, to the extent permitted by law, any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to Parent’s amended and restated certificate of incorporation, Parent cannot consummate the Merger if it has less than $5,000,001 of net tangible assets remaining either immediately prior to or upon consummation of the Merger.

Termination

The Merger Agreement may be terminated:

●	by mutual written consent of Parent and the Company;

●	by either Parent or the Company if the Merger has not been consummated on or before November 8, 2021 (“Outside Date”), provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;

●	by either Parent or the Company if a governmental authority shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, judgment, ruling or other action is final and non-appealable;

●	by either Parent or the Company if the Parent stockholder meeting has been held, has concluded, Parent’s stockholders have duly voted and the required approval of Parent’s stockholders was not obtained;

●	by either Parent or the Company if the Company has not received the required approval of the Company’s stockholders within fifteen days following the effective date of the Registration Statement;

●	by either Parent or the Company if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured by the Outside Date, provided that the terminating party is itself not in material breach;

●	by Parent if the PCAOB Audited Financial Statements are not delivered to Parent by June 30, 2021; or

●	by Parent within three business days after delivery of the PCAOB audited financial statements of the company if (i) the opinion of the PCAOB auditor with respect to the PCAOB audited financial statements is not an unqualified opinion or (ii) if the top-line revenue reported in the statement of operations of the PCAOB audited financial statements of the Company for the year ended December 31, 2020 is materially different from the top-line revenue reported in the statement of operations of the unaudited financial statements of the Company for the year ended December 31, 2020.

Incentive Equity Plan

Prior to the effectiveness of the Registration Statement and pursuant to the Merger Agreement, Parent will adopt an incentive equity plan, the form and terms of which shall be prepared by the Company and be reasonably acceptable to Parent and the Company, reserving a number of Parent Common Stock for grants thereunder.

Employment Agreements

Prior to the closing of the Merger Agreement and pursuant to the terms thereto, Parent will use commercially reasonable efforts to enter into employment agreements with certain executives of the Company, effective at the Closing, the form and terms of which shall be prepared by the Company and be reasonably acceptable to Parent and the Company.

Registration Rights Agreement

Concurrently with the closing of the Merger, Parent will amend and restate its existing registration rights agreement, pursuant to which Parent will agree to register for resale under the Securities Act, after the lapse or expiration of any transfer restrictions, lock-up, or escrow provisions which may apply, the shares of Parent Common Stock held by persons who are or will be affiliates of Parent after the completion of the Merger (including shares of Parent Common Stock issuable upon conversion or exercise of warrants or other convertible securities of Parent).

Other Agreements Entered into in Connection with the Merger Agreement

Company Support Agreements

Concurrently with the execution of the Merger Agreement, Parent and holders of Company capital stock who hold at least a majority of the then-outstanding shares of the Company’s Class A common stock and Series A preferred stock, voting together as a single class on an as-converted basis, and holders of at least a majority of the then-outstanding shares of the Company’s Series A preferred stock, voting as a separate class, entered into agreements (“Support Agreements”) pursuant to which they agreed to (i) approve the Company’s entry into the Merger Agreement and conversion of Series A preferred stock into Class A common stock of the Company immediately prior to the Effective Time, in each case pursuant to the terms of the governing documents of the Company, (ii) vote their shares of the Company’s Class A common stock and Series A preferred stock in favor of the Merger Agreement and the transactions contemplated thereby and execute a written consent in favor of the Merger and the adoption of the Merger Agreement, (iii) vote all such shares in favor of any proposal to adjourn a meeting of the stockholders at which there is a proposal to adopt the Merger Agreement if there are not sufficient votes to adopt the proposals set forth in the preceding clause (i), (iv) vote all such shares against any proposal, offer, or submission with respect to a competing transaction described in Section 4.3 (Exclusivity) of the Merger Agreement, (v) not to engage in any transactions involving the securities of Parent prior to the Effective Time, and (vi) not to transfer, assign, or sell such covered shares, except to certain permitted transferees, prior to the consummation of the Merger.

Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, Parent, the Company, and the Company stockholders who will hold 72.19% of the fully-diluted equity of Parent following the consummation of the Merger entered into lock-up agreements (the “Lock-up Agreements”), providing that such Company stockholders will not transfer the Closing Shares or Contingent Shares received by such stockholders for a period of six (6) months following the consummation of the Merger, in each case on the terms and subject to the provisions set forth therein.

Sponsor Agreement

Concurrently with the execution of the Merger Agreement, Parent, the Company, and Sponsor entered into an agreement (“Sponsor Agreement”) providing for the Sponsor’s waiver of the anti-dilution and conversion price adjustments set forth in Parent’s Amended and Restated Certificate of Incorporation. As a result of such waiver, all Class B common stock of Parent will convert on a one-to-one basis into Parent Common Stock concurrently with the Closing of the Merger Agreement.

Subscription Agreements

Parent engaged Barclays Capital Inc. and Deutsche Bank Securities Inc. as co-lead private placement agents, and engaged Canaccord Genuity LLC as co-placement agent for a private placement of Parent Common Stock.

Concurrently with the execution of the Merger Agreement, Parent entered into subscription agreements (“Subscription Agreements”) with certain qualified institutional buyers and institutional accredited investors (collectively, the “Investors”), pursuant to which Parent will, substantially concurrently with, and contingent upon, the consummation of the Merger, issue an aggregate of 12,500,000 shares of Parent Common Stock to the Investors at a price of $10.00 per share, for aggregate gross proceeds to Parent of $125,000,000 (the “PIPE”). The closing of the Subscription Agreements is conditioned upon, among other things, (i) the substantially concurrent consummation of the Merger, (ii) the accuracy of all representations and warranties of Parent and the Investors in the Subscription Agreements, and (iii) the Merger Agreement shall not have been amended or modified, and no waiver shall have occurred thereunder, that would reasonably be expected to materially and adversely affect the economic benefits that the Investor would reasonably expect to receive under the Subscription Agreement without having received the Investor’s prior written consent (not to be unreasonably withheld, conditioned, or delayed).

Parent has agreed that, as soon as reasonably practicable, but in no event later than 30 calendar days following the closing date of the Merger, it shall file a registration statement with the SEC covering the resale by the Investors of the shares of Parent Common Stock issued to them in the PIPE and use its best efforts to have such registration statement declared effective as promptly as practicable thereafter, but in no event later than the earlier of 60 calendar days after filing (or 90 calendar days in the event the SEC issues written comments) or the 10th business day after Parent is notified that the registration statement will not be subject to review or further review.

Parent has agreed that, as soon as reasonably practicable, but in no event later than 30 calendar days following the closing date of the Merger, it shall file a registration statement with the SEC covering the resale by the Investors of the shares of Parent Common Stock issued to them in the PIPE and use its best efforts to have such registration statement declared effective as promptly as practicable thereafter, but in no event later than the earlier of 60 calendar days after filing (or 90 calendar days in the event the SEC issues written comments) or the 10th business day after Parent is notified that the registration statement will not be subject to review or further review.

The shares of Parent Common Stock were offered and sold to the Investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, based on the fact that the sale will have been made without any general solicitation or advertising and based on representations from each Investor that (a) it was a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (b) it was purchasing the shares of Parent Common Stock for its own account investment, and not with a view to distribution, (c) it had been given full and complete access to information regarding Parent, the Company, and the Merger, and (d) it understood that the offer and sale of the shares of Parent Common Stock was not registered and the shares may not be publicly sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

The foregoing description of the Support Agreements, Lock-up Agreements, Sponsor Agreement, and Subscription Agreements is qualified in its entirety by reference to the full text of the Support Agreement, form of Lock-up Agreement, Sponsor Agreement, and form of Subscription Agreement attached as exhibits hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 relating to the Subscription Agreements is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the joint press release issued by Parent and the Company on March 9, 2021 related to the proposed Merger.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is the investor presentation dated March 2021 used by Parent in presentations to certain of its stockholders and other persons interested in purchasing Parent Common Stock in connection with the transactions described herein.

Additional Information and Where to Find It

Commencing shortly after the filing of this Current Report on Form 8-K, Parent intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Parent’s securities, in connection with the proposed transactions with the Company, as described in this Current Report on Form 8-K. This Current Report on Form 8-K, including some or all of the exhibits hereto, may be distributed to participants at such presentations.

Parent intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Parent, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Parent’s stockholders to approve the proposed business combination and related matters. Investors and security holders of Parent are urged to read the registration statement, the proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Parent, the Company, and the proposed transaction. The definitive proxy statement will be mailed to Parent’s stockholders as of a record date to be established for voting on the proposed business combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Parent, once such documents are filed, through the website maintained by the SEC at www.sec.gov.

The documents filed by Parent with the SEC also may be obtained free of charge at Motion's website at https://motionacquisition.com or upon written request to Motion’s counsel, Graubard Miller, 405 Lexington Avenue, New York, NY 10174.

The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in Solicitation

Parent, the Company, and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies from Parent’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraphs.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Parent and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Further, these forward-looking statements are subject to a number of risks and uncertainties, including: the conditions to the completion of the Merger, including the required approval by Parent’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the approval by Parent’s stockholders of an amendment to Parent’s organizational documents to extend the date by which Parent must complete its initial business combination in order to have adequate time to close the proposed transaction; the outcome of any legal proceedings that may be instituted against Parent related to the merger or the Merger Agreement; the amount of the costs, fees, expenses and other charges related to the merger; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to the Company; the Company’s ability to successfully expand its service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in the registration statement, proxy statement/prospectus, and other documents filed, or to be filed, by Parent with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. However, while Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this Current Report on Form 8-K or the exhibits hereto are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Parent’s and the Company’s control. While all projections are necessarily speculative, Parent and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this press release should not be regarded as an indication that Parent and the Company, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This Current Report on Form 8-K, including its exhibits, is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Parent and is not intended to form the basis of an investment decision in Parent. All subsequent written and oral forward-looking statements concerning Parent and the Company, the proposed business combination or other matters and attributable to Parent, the Company, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Information

Some of the Company’s financial information and data contained herein and in the exhibits hereto does not conform to SEC Regulation S-X in that it includes certain financial information not derived in accordance with United States Generally Accepted Accounting Principles (“GAAP”). Accordingly, such information and data will be adjusted and presented differently in the registration statement filed with the SEC. Parent and the Company believe that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of the Company to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due and facilitates comparison of the results of its business operations between its current, past, and projected future periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*	Merger Agreement, dated as of March 8, 2021, by and among Motion Acquisition Corp., Motion Merger Sub Corp., and Ambulnz, Inc.

10.1	Form of Subscription Agreement.

10.2	Form of Support Agreement

10.3	Form of Lock-Up Agreement.

10.4	Sponsor Agreement, dated as of March 8, 2021, by and among Motion Acquisition Corp., Ambulnz, Inc., and Motion Acquisition LLC.

99.1	Joint Press Release dated March 9, 2021.

99.2	Investor Presentation dated March 2021.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Parent agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2021

MOTION ACQUISITION CORP.

By:	/s/ Rick Vitelle
Name: Rick Vitelle
Title: Chief Financial Officer